United States

Securities And Exchange Commission

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2005

Lincoln Bancorp
(Exact name of registrant as specified in its charter)

INDIANA	000-25219	35-2055553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1121 East Main Street, Plainfield, Indiana		46168-0510
(Address of principal executive offices)		(Zip Code)

(317) 839-6539
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 18, 2005, Lincoln Bancorp issued a press release reporting its results of operations and financial condition for the third fiscal quarter ended September 30, 2005.

A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2005, the Board of Directors of Lincoln Bancorp (the “Corporation”) elected Patrick A. Sherman as a new director to fill the vacancy created by the expansion of the Board from ten to eleven members and appointed him as a member of the Audit/Compliance Committee. On that date, Mr. Sherman also was elected to the Board of Directors of Lincoln Bank, a wholly owned subsidiary of the Corporation (the “Bank”), and was appointed as a member of the Bank’s ALCO/Investment Committee and Board Loan Committee. Mr. Sherman is the President and part owner of Sherman & Armbruster, P.C., a public accounting firm located in Greenwood, Indiana.

There are no arrangements or understanding between Mr. Sherman and any other persons pursuant to which he was selected as a director. Mr. Sherman is not a party to any transaction with the Corporation or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Items 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Corporation’s Board of Directors amended Section 1 of Article IV of the Corporation’s Code of By-laws, effective as of October 18, 2005, to add Johnson County to the list of Indiana counties in which directors must have their primary domicile. The requirement in Section 1 that non-employee directors serve as members of a civic or community organization prior to their nomination to the Board also was amended to add Johnson County to the list of counties in which such civic or community organization must be located. The text of the By-law amendment is attached as Exhibit 3.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
3.1	Text of Amended Section 1 of Article IV of Lincoln Bancorp’s Code of By-laws
99.1	Press Release dated October 18, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 24, 2005	Lincoln Bancorp

By: /s/ John M. Baer
John M. Baer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location

3.1	Text of Amended Section 1 of Article IV of Lincoln Bancorp’s Code of By-laws	Attached
99.1	Press Release dated October 18, 2005	Attached